UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 10, 2026
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information set forth below under Item 8.01 of this Current Report on Form 8-K “Notice of Annual Meeting” is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

The Board of Directors of Elicio Therapeutics, Inc. (the “Company”) has established November 12, 2026 as the date of the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”). The Company plans to publish additional details regarding the exact time, location and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting.

Because the date of the Annual Meeting will change by more than 30 calendar days from the anniversary date of the Company’s last annual meeting of stockholders, the Company has set a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) for inclusion in the Company’s proxy materials relating to the Annual Meeting. In order for a proposal under Rule 14a-8 to be timely, it must be received by the Company’s Secretary at the principal executive offices of the Company by September 24, 2026, which the Company has determined to be a reasonable time before the Company’s proxy materials are due to be printed and sent. Such proposals must also comply with the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”) and the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

The address of the Company’s principal executive offices is 451 D Street, 5th Floor, Boston, Massachusetts 02210.

Stockholders wishing to nominate a director or propose matters to be considered at the Annual Meeting in the manner contemplated by the Bylaws must submit timely notice to the Company in order for such matters to be considered at the Annual Meeting. Because the date of the Annual Meeting will be delayed by more than 60 days from the first anniversary of the Company’s last annual meeting of stockholders, in accordance with Sections 2.4(b) and 2.5(b) of the Bylaws, such notice must be received by the Company’s Secretary at the address above by September 24, 2026. Such proposals must also comply with all other requirements set forth in the Bylaws and other applicable laws.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than September 24, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: September 14, 2026		Robert Connelly President and Chief Executive Officer (Principal Executive Officer)